Exhibit 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST AMENDS CORPORATE FINANCING

DALLAS, October 13, 2021 -- Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) announced today that the Company has amended its strategic financing from funds managed by Oaktree Capital Management, L.P. ("Oaktree"). The amendment extends Oaktree’s $250 million delayed draw commitment through June of 2024 if Ashford Trust repays the initial term loan of $200 million and accrued interest at any time prior to June of 2023.

Additionally, among other items, the terms of the exit fee were also amended. Under the current financing agreement, upon repayment of the loan, Oaktree is entitled to an exit fee of either (at Oaktree’s election): (a) 1,745,260 warrants to purchase Ashford Trust common stock or (b) 15% of the loan amount in cash (which Ashford Trust may satisfy with Company common stock). Per the amendment, Oaktree may elect to receive its exit fee in the form of warrants at any time after certain conditions are met and the amendment is effective. The Company plans to file a resale registration statement on Form S-11 with the Securities and Exchange Commission to register the resale of the common stock underlying the warrants associated with the Oaktree exit fee.

“We’re excited to announce the amendment of our strategic financing,” commented Rob Hays, Ashford Trust’s President and Chief Executive Officer. “Over the last several months the Company had made meaningful progress in deleveraging its balance sheet while also improving its liquidity profile. This amendment further enhances our financial flexibility as we will maintain the ability to draw down additional funds, if needed, even after we’ve paid off the strategic financing. We appreciate Oaktree’s continued partnership and ongoing commitment to Ashford Trust.”

* * * * *

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.

Follow CEO Rob Hays on Twitter at https://twitter.com/aht_rob or @aht_rob.

Forward-Looking Statements

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; the timing and outcome of the Securities and Exchange Commission’s investigation; our ability to regain S-3 eligibility; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.